UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

CREATD, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39500	87-0645394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices, including zip code)

(201) 258-3770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CRTD	The Nasdaq Stock Market LLC

Common Stock Purchase Warrants	CRTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2021, Creatd, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with institutional investors (collectively, the “Purchasers”) resulting in the raise of $3,825,000 in gross proceeds to the Company. Pursuant to the terms of the Purchase Agreement, the Company agreed to sell, in a registered direct offering, an aggregate of 850,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $4.50 per Share (the “Offering”). The Offering will close on October 27, 2021, subject to customary closing conditions.

Pursuant to the terms of the Purchase Agreement, each of the Purchasers was granted the right to participate in a subsequent financing in an amount up to 25% of such subsequent financing. Additionally, under the terms of the Purchase Agreement, the Company and its subsidiaries are prohibited from issuing Common Stock or common stock equivalents for a period of 30 days from the date of the closing of the Purchase Agreement, other than with respect to Exempt Issuances (as defined in the Purchase Agreement) and the Company shall not undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the Shares, except as may be required in connection with the satisfaction of the minimum bid price requirement of the principal Trading Market.

The Benchmark Company, LLC acted as exclusive placement agent (the “Placement Agent”) for the Company in connection with the Offering. Pursuant to that certain Placement Agency Agreement, dated as of October 25, 2021, between the Company and the Placement Agent (the “Placement Agency Agreement”), the Placement Agent is entitled to a cash fee equal to $267,750, which represents seven percent (7.0%) of the aggregate gross proceeds raised in the Offering, the reimbursement of certain of the Placement Agent’s expenses, and warrants to purchase up to 42,500 shares of Common Stock at an exercise price of $5.40 per share, which represents five percent (5.0%) of the aggregate number of Shares sold in the Offering (the “Placement Agent Warrants”). The Placement Agent Warrants will not be exercisable for a period of six months following the date of the closing and thereafter are exercisable for a period of five years.

The Company estimates that net proceeds to the Company from the Offering will be approximately $3,407,250 after deducting the Placement Agent fees and estimated expenses payable by the Company.

The Shares will be issued to the Purchasers in a registered direct offering pursuant to which the Shares will be registered under the Securities Act of 1933, as amended, pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-250982), which was initially filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2020, as amended on April 9, 2021, and was declared effective on April 23, 2021 (the “Shelf Registration Statement”). A Prospectus Supplement for the closing dated October 25, 2021 was filed with the SEC and is available on the SEC’s website at http://www.sec.gov.

The foregoing descriptions of the Placement Agent Warrants, Purchase Agreement, and Placement Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the Form of Placement Agent Warrant, Form of Purchase Agreement, and Placement Agency Agreement, which are filed as Exhibit 4.1, Exhibit 10.1, and Exhibit 10.2, respectively, to this Current Report on Form 8-K.

The Company is filing the opinion of its counsel, Lucosky Brookman LLP, relating to the legality of the issuance and sale of the Shares as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Placement Agent Warrants and the Common Stock underlying such warrants (the “Warrant Shares”) were not registered under the Securities Act, but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, the warrant holders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act as they agreed to, and received, the securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, with respect to the Placement Agent Warrants and Warrant Shares, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On October 25, 2021, the Company issued a press release announcing the pricing of the Offering, attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the press release attached to this Form 8-K as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The press release attached as Exhibit 99.1 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward- Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the SEC on March 31, 2021 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, and the prospectus supplement we filed with the SEC on October 27, 2021, relating to the Offering, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Item. 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description:
4.1*	Form of Warrant
5.1*	Opinion of Lucosky Brookman LLP
10.1*#	Form of Securities Purchase Agreement
10.2*	Placement Agency Agreement
23.1	Consent of Lucosky Brookman LLP (contained in Exhibit 5.1 hereto)
99.1**	Press Release dated October 25, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*	filed herewith

**	furnished herewith

#	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules and exhibits to the Securities and Exchange Commission or its staff upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATD, INC.

Date: October 27, 2021	By:	/s/ Jeremy Frommer
Jeremy Frommer
Co-Chief Executive Officer

3